THE MANAGERS FUNDS

                                BOND FUND
                                GLOBAL BOND FUND

                                -----------------
                                  ANNUAL REPORT
                                December 31, 1995
                                -----------------

                      WHERE LEADING MONEY MANAGERS CONVERGE

                            THE MANAGERS FUNDS (LOGO)



Dear Fellow Shareholder:

     A confluence of economic and financial events in 1995 led to a great year for stocks, bonds and The Managers Funds. Moderate economic growth with low inflation allowed the Federal Reserve to ease monetary policy and led to falling interest rates. Bonds were impressive in reversing their dismal 1994 performance by returning +18.5% (Lehman Aggregate Bond Index), their best return in a decade.

     When the year began, short-term rates were still on the rise, and the Federal Reserve implemented its seventh consecutive interest rate hike by increasing the Fed Funds rate by 0.5% on February 1, 1995. Long rates were falling, however, having peaked in November 1994, as investors were seeing evidence of slowing economic growth. As it became clear that inflation was well in check, below 3.0% and stable, bonds of all types and maturities rallied in almost a straight line for the remainder of the year. There was a pause in mid-July, when the market was surprised by strong retail sales and employment reports, until September.

     From the standpoint of bond sectors, U.S. Treasury securities led the market for the entire year. The 30-year Treasury Bond provided a total return of +33.5% for the year, and finished with a yield of 5.95%, down 1.93 percentage points from the year previous. Yields for all other Treasury securities with maturities longer than one year fell in excess of 2.0 percentage points, and provided total returns of +8.1% for one year bills, +17.0% for five year notes, and +23.7% for ten year bonds.

     Corporate bonds performed well, with finance and real estate related issues doing slightly better than industrials. Asset backed securities also performed well despite an abundance of new supply. As might be expected given the strong rally, mortgages lagged slightly, particularly in the second quarter, due to concerns over a rise in prepayments.

     Foreign bond markets provided U.S. investors with healthy returns, particularly in the first half of the year when weakness of the U.S. Dollar relative to foreign currencies increased U.S. Dollar returns. Although foreign bonds continued to appreciate throughout the second half of the year, a U.S. Dollar rebound in the third quarter mitigated some of the returns for U.S. investors. The Salomon Brothers World Government Bond Index returned +16.9% in U.S. Dollars for the first six months, and +1.9% for the second six months for a full year return of +19.1%.

     Within this context, The Managers Funds enjoyed an exceptional year. All of the fixed income portfolio managers performed at or above our expectations for the year. Congratulations to Dan Fuss in particular, who manages the Managers Bond Fund, and was recognized by Morningstar as their fixed income manager of the year. More importantly, all of the investment managers remain invested appropriately according to their respective disciplines and specialties.

     This report provides you with a discussion of our funds' performances, a listing of the investment portfolios, financial statements and the report of independent accountants. As always, should you have any questions on this report, please feel free to contact us or your financial advisor.

     We thank you for your continued investment in The Managers Funds.

     Sincerely,

     /s/ ROBERT P. WATSON

     Robert P. Watson
     President

--------------------------------------------------------------------------------
MANAGERS BOND FUND
Investment Manager's Comments
--------------------------------------------------------------------------------

     MANAGERS BOND FUND seeks current income by investing in fixed income securities. The Fund is currently managed by Daniel Fuss of Loomis Sayles & Company, who has been managing a portion of the fund since its inception in 1984. Prior to April 1993, the Fund utilized a dual investment manager structure.

     During the final six months of 1995, MANAGERS BOND FUND provided a total return of +9.0% which brought the return for the full year to +30.9%. For the same periods, the Lehman Brothers Government/ Corporate Bond Index returned +6.7% and +19.2%, respectively.

     As has been well documented, 1995 was an excellent year for bonds given the dramatic fall in interest rates across the entire maturity spectrum. The Fund outperformed its benchmark primarily because it had been positioned with a duration* longer than that of the index throughout most of the year. This positioning was not the result of an attempt to forecast interest rates. Rather it was a typical characteristic of the long-term strategy of the investment manager. This strategy is one of fundamental credit analysis, which, when done correctly, has a greater benefit with longer term securities. While interest rates will fluctuate over the short and intermediate time periods, the benefits of credit analysis are gained gradually over the long term.

     Given the rate decline, the portfolio's longest duration securities performed the best for both the full year and the final six months. Specifically, Foothill-Eastern, a zero coupon California municipal bond, which was purchased in June when municipal bonds cheapened due to fears of flat tax legislation, appreciated 29% and still offers a yield premium to comparable U.S. Treasury securities. In addition, a large position in long U.S. Treasury strips also had a significantly positive impact on the portfolio.

     There were a few holdings which were detrimental to performance. A credit downgrade of K-Mart lowered the price of a pass-thru bond backed by K-Mart leases, which represents 0.7% of the Fund's net assets, and political turmoil negatively affected the price of the preferred stock of Niagara Mohawk Power, representing 0.3% of the Fund's net assets.

     A recent addition to the portfolio is a diversified position in electric utility preferred stocks, which are selling at a substantial discount to par, and offer premium yields. At December 31, 1995, 9% of the portfolio was invested in preferred equities, and 57% of the portfolio was invested in corporate bonds, including convertible bonds, 10% of the portfolio was invested in mortgage securities, 9% was invested in foreign bonds, which may be denominated in either U.S. Dollars or a local currency, 4% of the portfolio was invested in municipal bonds, 8% was invested in U.S. Treasury securities, and the remaining 3% was cash and equivalents.

     The fund remains aggressively invested with a duration of 10 years, which is roughly twice that of the Lehman Brothers Government/Corporate Bond Index. The average price of the bonds in the portfolio at year end was 93% of par, which gives the portfolio significant protection against calls.

* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal+interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

--------------------------------------------------------------------------------
MANAGERS BOND FUND
Cumulative Total Return Performance
--------------------------------------------------------------------------------

     The Managers Bond Fund cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

     The Lehman Brothers Government/ Corporate Bond Index is comprised of 5,400 government securities and investment grade corporate securities. The index assumes reinvestment of all dividends.

     This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 1985, to a $10,000 investment made in the Lehman Brothers Government/Corporate Bond Index for the same time period. Past performance is not indicative of future results.


                           MANAGERS BOND FUND (CHART)

                                [GRAPHIC OMITTED]

Plot Points:

                                                      LEHMAN BROTHERS
                   MANAGERS BOND FUND       GOVERNMENT/CORPORATION BOND INDEX

          1985           $10,000                          $10,000
          1986            11,680                           11,560
          1987            11,902                           11,826
          1988            12,857                           12,724
          1989            14,542                           14,535
          1990            15,637                           15,741
          1991            18,614                           18,279
          1992            20,081                           19,664
          1993            22,404                           21,839
          1994            20,779                           21,072
          1995            27,201                           25,127

--------------------------------------------------------------------------------
This table shows the average annual total returns for the Managers Bond Fund for the one-year, five-year, and ten-year periods through December 31, 1995, and comparable returns for the Lehman Brothers Government/Corporate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
                                          ANNUALIZED
                             ------------------------------------
                              ONE             FIVE           TEN
                             YEAR             YEARS         YEARS
                             -----            -----         -----
Managers Bond Fund           30.9%            11.7%         10.5%

Lehman Brothers Government/
Corporate Bond Index         19.2              9.8           9.7
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
Investment Manager's Comments
--------------------------------------------------------------------------------

     MANAGERS GLOBAL BOND FUND seeks total return, from both income and capital appreciation, by investing in domestic and foreign fixed-income securities. The Fund has been managed, since its inception in March, 1994, by Olaf Rogge of Rogge Global Partners.

     During the final six months of 1995, MANAGERS GLOBAL BOND FUND provided a total return of +1.5% which brought the return for the full year to +19.1%. For the same periods, the Salomon Brothers World Government Bond Index returned +1.9% and +19.0%, respectively.

     Throughout the entire year, the portfolio was positioned with an emphasis on European government bonds, with a particularly large position in German bonds. U.S. Government bonds were underweighted relative to the index, and Japanese bonds were held at roughly even weighting with the index for the first half of the year, then significantly underweighted for the second half of the year.

     The low exposure to U.S. bonds was clearly a detriment, as the U.S. bond market was by far the best of the developed nations for the year. German bonds did well, however, as did the Deutsche Mark versus the U.S. Dollar, thus the large German position was beneficial. The timing, in and out, of the Japanese position was generally positive, and helped the portfolio outperform in the first quarter when Japanese bonds were strong, and again in the fourth quarter when the Japanese bond market was the only developed market to provide a negative return.

     Positions in some of the peripheral European markets such as Italy, Denmark and Spain hurt performance late in the third quarter, but rebounded in the fourth quarter, and continue to offer attractive yields. In addition, the portfolio's long relative duration* helped throughout the year, as interest rates were falling.

     The Fund continues to be positioned with a duration slightly longer than the index (6.3 years vs. 5.0 years), with an emphasis on European bonds. At December 31, 1995, 29% of the portfolio was invested in German bonds, 14% was invested in U.S. Treasury bonds, and 5% was invested in Japanese bonds. Other substantial positions included a 12% allocation in Italian bonds, an 8% position in the Netherlands, and a 10% position in Denmark.



* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal+interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of

--------------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
Cumulative Total Return Performance
--------------------------------------------------------------------------------

     The Managers Global Bond Fund cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

     The Salomon World Government Bond Index is priced in U.S. dollars, and includes 14 international government bond markets. The index assumes reinvestment of all dividends.

     This chart compares a hypothetical $10,000 investment made in the Managers Global Bond Fund at the inception on March 25, 1994, to a $10,000 investment made in the Salomon World Government Bond Index for the same time period. Past performance is not indicative of future results.


                        MANAGERS GLOBAL BOND FUND (CHART)

                                [GRAPHIC OMITTED]


Plot Points:
                                                       SALOMON BROTHERS
               MANAGERS GLOBAL BOND FUND     WORLD GOVERNMENT BOND FUND INDEX

  Inception
  March 1994           $10,000                                $10,000
        1994             9,809                                 10,232
        1995            11,681                                 12,181

--------------------------------------------------------------------------------
This table shows the average total return for the Managers Global Bond Fund from its inception through December 31, 1995, and the comparable return for the Salomon Brothers World Government Bond Fund Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                          ANNUALIZED
                                       ONE       SINCE THE FUND'S INCEPTION
                                      YEAR               MARCH 25, 1994
                                     ------      --------------------------
Managers Global Bond Fund             19.1%                   9.3%

Salomon Brothers World Government
Bond Fund Index*                      19.0                   11.9
*Since March 31, 1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MANAGERS FUNDS PERFORMANCE
All periods ending December 31, 1995

--------------------------------------------------------------------------------

                                               AVERAGE ANNUALIZED TOTAL RETURNS*
                                  ------------------------------------------------------
                                                                       SINCE   INCEPTION
EQUITY FUNDS                      1 YEAR  3 YEARS  5 YEARS  10 YEARS INCEPTION   DATE
 Managers Income Equity           34.36%  15.09%   16.70%    12.86%    14.30%   Oct. 84
 Managers Capital Appreciation    33.39%  15.20%   17.39%    14.25%    15.52%   June 84
 Managers Special Equity          33.94%  15.39%   21.54%    15.62%    15.64%   June 84
 Managers International Equity    16.24%  17.89%   15.08%    14.46%    14.46%   Dec. 85

FIXED INCOME FUNDS
---------------------------------------------------------------------------------------
 Managers Short Government         9.71%   2.25%    4.24%      --       5.37%   Oct. 87
 Managers Short & Intermediate    15.57%   4.73%    7.64%     7.69%     8.96%   June 84
 Managers Intermediate Mortgage   17.27%  -0.68%    5.05%      --       7.53%   May 86
 Managers Bond Fund               30.91%  10.64%   11.71%    10.52%    11.94%   June 84
 Managers Global Bond             19.08%    --       --        --       9.28%   Mar. 94
=======================================================================================

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For additional or more recent information on The Managers Funds, including a prospectus, call (800)835-3879. Please read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1995
--------------------------------------------------------------
                               PRINCIPAL
                                 AMOUNT              VALUE
--------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 56.8%
BANKS AND FINANCIAL SERVICES -- 1.8%
Salomon Inc., Sr. Notes,
   6.750%, 08/15/03           $  500,000(DAGGER)   $  488,635
                                                   ----------
CONVERTIBLE BONDS -- 21.7%
ALZA Corp., Sub. Notes,
   0.000%**, 07/14/14          3,000,000            1,211,250
Baker Hughes Inc., Notes,
   0.000%**, 05/05/08            500,000              320,000
Federal Realty Investment
   Trust, Euro-dollar,
   Sub. Notes,
   5.250%, 10/28/03              530,000              475,675
Ogden Corp., Euro-dollar,
   Sub. Notes,
   5.750%, 10/20/02              700,000              655,375
 6.000%, 06/01/02                250,000              236,563
Pennzoil Co.
   4.750%, 10/01/03              750,000              759,375
Price/Costco Inc., Sub. Deb.,
   5.750%, 05/15/02              500,000              480,000
Rouse Co., Euro-dollar,
   Sub. Notes,
   5.750%, 07/23/02            1,000,000              972,500
Telekom Malaysia Berhad,
   Euro-dollar Bonds,
   4.000%, 10/03/04 (a)          250,000              241,250
Worldway Corp., Sub. Deb.,
   6.250%, 04/15/11              500,000              365,000
                                                   ----------
  TOTAL CONVERTIBLE BONDS                           5,716,988
                                                   ----------
INDUSTRIALS -- 28.3%
Borden, Inc., Deb.,
   7.875%, 02/15/23              650,000              607,256
K Mart Corp., Series K-2,
   Pass-through Certificate,
   9.780%, 01/05/20              275,000              195,250
Pulte Corp., Sr. Notes,
   7.300%, 10/24/05              400,000              411,080
RJR Nabisco Inc. Notes,
   9.250%, 08/15/13              500,000              515,430
 7.625%, 09/15/03                500,000              490,005
Tele Communications
   Inc., Deb.,
   7.875%, 08/01/13            1,200,000            1,234,212

--------------------------------------------------------------
                               PRINCIPAL
                                 AMOUNT              VALUE
--------------------------------------------------------------

INDUSTRIALS (continued)
Time Warner Entertainment
   L.P., Sr. Deb.,
   8.375%, 03/15/23           $  900,000           $  968,859
USX Marathon Group, Deb.,
   8.125%, 07/15/23            1,200,000            1,268,208
Westinghouse Electric
   Corp., Deb.,
   7.875%, 09/01/23            1,350,000            1,260,725
Woolworth Corp., Deb.,
   8.500%, 01/15/22              500,000              513,400
                                                   ----------
  TOTAL INDUSTRIALS                                 7,464,425
                                                   ----------
TRANSPORTATION -- 4.1%
AMR Corp., Sinking
   Fund Deb.,
   8.625%, 03/01/17            1,000,000            1,079,420
                                                   ----------
UTILITIES -- 0.9%
Mobile Energy Services Co.
   LLC, 1st Mortgage Bond,
   8.665%, 01/01/17              210,000              228,164
                                                   ----------
TOTAL CORPORATE DEBT SECURITIES
   (cost $14,172,749)                              14,977,632
                                                   ----------

MUNICIPAL SECURITIES -- 4.1%
Foothill/Eastern
   Transportation Agency,
   California Toll Road
   Revenue B, Series 1995-A,
   0.000%**, 01/01/27          1,000,000              140,540
Intermountain Power Agency
   Utah Power Supply
   Revenue, Series A,
   5.000%, 07/01/23              500,000              463,430
New York State Medical Care
   Facilities, Financial Agency
   Revenue Bonds, Series A,
   5.375%, 02/15/25              500,000              485,295
                                                   ----------
TOTAL MUNICIPAL SECURITIES
   (cost $1,005,137)                                1,089,265
                                                   ----------

--------------------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1995
--------------------------------------------------------------
                               PRINCIPAL
                                 AMOUNT              VALUE
--------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS -- 8.5%
Government of Poland,
   Registered Past Due Interest
   Brady Bond, Stepup,
   3.750%, 10/27/14      USD      250,000           $  162,187
Ontario Hydro, Series FV6,
   8.900%, 08/18/22      CAD    1,275,000            1,029,431
Quebec Province, Canada,
   Sr. Deb.,
   9.375%, 01/16/23      CAD    1,265,000            1,031,927
                                                    ----------
TOTAL FOREIGN GOVERNMENT
   OBLIGATIONS
   (cost $2,034,987)                                 2,223,545
                                                    ----------
FOREIGN CORPORATE
OBLIGATIONS -- 0.9%
YPF Sociedad Anonima,
   Secured Notes,
   7.500%, 10/26/02
   (cost $244,685)       USD      245,441              248,731
                                                    ----------
U. S. GOVERNMENT AND AGENCY
OBLIGATIONS -- 18.2%
COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS) -- 3.1%
College & University Facilities
   Loan Trust, Series 2,
   Class D,
   4.000%, 06/01/18           $ 1,000,000              826,250
                                                    ----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA) -- 6.7%
FNMA REMIC Series 94-30,
   Class JA,
   5.000%, 08/15/23             2,000,000            1,766,860
                                                    ----------
U.S. TREASURY BONDS -- 8.4%
   0.000%**, 08/15/23           6,200,000            1,176,140
 6.250%, 08/15/23               1,000,000            1,028,750
                                                    ----------
  TOTAL U.S. TREASURY BONDS                          2,204,890
                                                    ----------
TOTAL U. S. GOVERNMENT AND
   AGENCY OBLIGATIONS
   (cost $4,636,041)                                 4,798,000
                                                    ----------

--------------------------------------------------------------

                                  SHARES             VALUE
--------------------------------------------------------------

PREFERRED STOCKS -- 8.9%
Aluminum Co. of America,
   3.750%                           8,125           $  589,062
Appalachian Power Co., 4.500%         440               26,400
Bankamerica Corp., Series B,
   Adjustable Rate 6.000%*          1,200              108,600
Citicorp, Series 2, Adjustable
   Rate 6.000%*                    11,250            1,012,500
Connecticut Light & Power Co.,
   Series 1947, $2.00                 482               13,014
Louisiana Light & Power Co.,
   4.440%                             226               13,221
Metropolitan Edison Co., 3.850%       891               45,887
New Orleans Public Service Inc.,
   4.750%                             482               27,233
Niagara Mohawk Power Corp.,
   Series B, Adjustable Rate
   7.500%*                          4,200               78,750
Texas Utilities Electric Co.,
   $4.24                              725               40,305
Union Electric Co., 3.500%            100                5,100
Unocal Corp. Convertible 7.000%
   Series,(a)                       4,000              220,000
West Pennsylvania Power Co.,
   4.500%                             200               13,400
Wisconsin Electric Power Co.,
   3.600%                           2,748              145,644
                                                     ---------
TOTAL PREFERRED STOCKS
   (cost $2,184,182)                                 2,339,116
                                                     ---------

--------------------------------------------------------------
                               PRINCIPAL
                                 AMOUNT
--------------------------------------------------------------
Repurchase Agreement - 4.6%
State Street Bank, dated
 12/29/95, due 01/02/96,
 5.000%, total to be received
 $1,220,678 (secured by
 $1,270.000 U.S. Treasury
 Bills, due 05/16/96, market
 value $1,245,776), at cost    $1,220,000            1,220,000
                                                     ---------

--------------------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1995
--------------------------------------------------------------

                                                      VALUE
--------------------------------------------------------------

TOTAL INVESTMENTS -- 102.0%
   (cost $25,497,781)                             $26,896,289

OTHER ASSETS, LESS LIABILITIES -- (2.0%)             (520,170)
                                                  -----------
NET ASSETS -- 100.0%                              $26,376,119
                                                  ===========

Note: Based on the cost of investments of $25,497,781 for
      Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation and depreciation was $1,599,041 and $200,533, respectively, resulting in net unrealized appreciation of investments of $1,398,508.
--------------------------------------------------------------
OTHER INFORMATION (UNAUDITED):
The composition of long-term debt holdings as a percentage of the total value of investments in securities is as follows:
S&P's/Moody's Ratings
          Gov't/AAA        18%
             AA             7
              A            14
             BBB           51
             BB            10
                          ---
                          100%
                          ===
--------------------------------------------------------------
 *       Stated rate is the last quarterly dividend rate
         annualized.
**       Zero coupon security.

(DAGGER) Some of these shares, amounting to $200,742, were out on loan to various brokers at December 31, 1995.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, the value of these securities amounted to $461,250 or 1.75% of net assets. Abbreviations have been used throughout this portfolio to indicate amounts shown in currencies other than the U.S. Dollar (USD):
         CAD: Canadian Dollar.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1995
--------------------------------------------------------------
                               PRINCIPAL
                                 AMOUNT              VALUE
--------------------------------------------------------------
FOREIGN GOVERNMENT/
AGENCY OBLIGATIONS -- 61.5%
AUSTRIA -- 1.7%
Republic of Austria,
   4.500%, 09/28/05     JPY    30,000,000           $  323,970
                                                    ----------
CANADA -- 3.9%
Canada Government,
   9.000%, 12/01/04     CAD       900,000              742,837
                                                    ----------
DENMARK -- 10.2%
Kingdom of Denmark,
   8.000%, 03/15/06     DKK     5,764,000            1,094,667
 7.000%, 12/15/04       DKK     4,620,000              828,729
                                                    ----------
  TOTAL DENMARK                                      1,923,396
                                                    ----------
GERMANY -- 20.6%
Deutsche Bundespost,
   6.750%, 04/01/04     DEM       250,000              180,533
German Federated Republic,
   7.500%, 11/11/04     DEM     1,700,000            1,305,249
German Federated Republic,
   5.875%, 05/15/00     DEM     1,155,000              839,378
German Unity Fund,
   8.000%, 01/21/02     DEM       830,000              652,081
Treuhandanstalt,
   7.500%, 09/09/04     DEM     1,186,000              908,206
                                                    ----------
  TOTAL GERMANY                                      3,885,447
                                                    ----------
ITALY -- 11.9%
Republic of Italy,
   9.188%, 09/01/05     ITL 2,355,000,000            1,480,656
   9.187%, 04/01/05     ITL 1,200,000,000              750,999
                                                    ----------
    TOTAL ITALY                                      2,231,655
                                                    ----------
NETHERLANDS -- 8.0%
Dutch Government,
   7.500%, 04/15/10     DTG     1,100,000              753,007
   7.000%, 06/15/05     DTG     1,125,000              749,790
                                                    ----------
  TOTAL NETHERLANDS                                  1,502,797
                                                    ----------
SPAIN -- 4.7%
Kingdom of Spain,
  10.150%, 01/31/06     ESP   104,560,000              880,537
                                                    ----------
--------------------------------------------------------------
                               PRINCIPAL
                                 AMOUNT              VALUE
--------------------------------------------------------------
UNITED KINGDOM -- 0.5%
United Kingdom Treasury,
   8.500%, 12/07/05     GBP        54,000           $   90,128
                                                    ----------
TOTAL FOREIGN GOVERNMENT/
   AGENCY OBLIGATIONS
   (cost $10,874,255)                               11,580,767
                                                    ----------

FOREIGN CORPORATE
OBLIGATIONS -- 4.3%
Baden-Wurttenberg
   L-Finance NV,
   6.750%, 06/22/05
   (cost $745,657)     DEM      1,125,000              810,439
                                                    ----------

SUPRANATIONAL OBLIGATIONS -- 7.4%
International Bank of
   Reconstruction and
   Development,
   7.125%, 04/12/05    DEM      1,125,000              833,261
International Bank of
   Reconstruction and
   Development,
   4.750%, 12/20/04    JPY     50,000,000              553,269
                                                    ----------
TOTAL SUPRANATIONAL OBLIGATIONS
   (cost $1,383,183)                                 1,386,530
                                                    ----------

--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 13.6%
U.S. Treasury Bonds,
   7.500%, 11/15/24            $  585,000              703,188
 7.625%, 02/15/25                 235,000              287,360
U.S. Treasury Notes,
   6.250%, 08/31/00               630,000              651,754
 6.500%, 08/15/05                 870,000              926,820
                                                    ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $2,372,854)                                 2,569,122
                                                    ----------

--------------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1995
--------------------------------------------------------------
                                 PRINCIPAL
                                   AMOUNT             VALUE
--------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.0%
State Street Bank, dated
  12/29/95, due 01/02/96,
  5.000%, total at maturity
  $1,881,044 (secured by
  $1,955,000 U.S. Treasury
  Bills, due 05/16/96, market
   value $1,917,710), at cost   $ 1,880,000        $ 1,880,000
                                                   -----------
TOTAL INVESTMENTS -- 96.8%
   (cost $17,255,949)                               18,226,858
OTHER ASSETS, LESS LIABILITIES -- 3.2%                 595,672
                                                   -----------
NET ASSETS -- 100.0% $18,822,530
                                                   ===========
--------------------------------------------------------------


--------------------------------------------------------------

Note: Based on the cost of investments of $17,258,140 for Federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation and depreciation of investments was $1,043,716 and $74,998, respectively, resulting in a net unrealized appreciation of investments $968,718.

--------------------------------------------------------------
Abbreviations have been used throughout this portfolio to indicate amounts shown in currencies other than the U.S. Dollar:
   CAD:  Canadian Dollar
   DEM:  Deutsche Mark
   DKK:  Danish Krone
   DTG:  Netherlands Guilder
   ESP:  Spanish Peseta
   GBP:  British Pound
   ITL:  Italian Lira
   JPY:  Japanese Yen

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
                                                                     MANAGERS
                                                     MANAGERS         GLOBAL
                                                     BOND FUND       BOND FUND
                                                    -----------     -----------
ASSETS:
   Investments at value*                            $25,676,289     $16,346,858
   Repurchase agreements at cost and value            1,220,000       1,880,000
   Cash                                                   7,087           3,779
   Foreign currency (cost $156 and $5,783)                  173           5,690
   Receivable for Fund shares sold                      240,891         254,190
   Collateral from brokers on securities loaned         206,000              --
   Dividends and interest receivable                    485,324         445,712
   Foreign withholding tax receivable                        --          15,937
   Deferred organization expense                             --           8,128
   Prepaid expenses                                      11,253           8,218
                                                    -----------     -----------
         Total assets                                27,847,017      18,968,512
                                                    -----------     -----------
LIABILITIES:
   Payable for Fund shares repurchased                  117,365          11,807
   Distributions payable to shareholders                 36,544          63,148
   Payable for investments purchased                  1,065,143              --
   Payable for open forward foreign currency
      contracts, net                                         --          23,152
   Payable upon return of securities loaned             206,000              --
   Accrued expenses:
     Investment advisory and management fees             13,519          10,761
     Administrative fees                                  5,408           1,537
     Other                                               26,919          35,577
                                                    -----------     -----------
         Total liabilities                            1,470,898         145,982
                                                    -----------     -----------
NET ASSETS                                          $26,376,119     $18,822,530
                                                    ===========     ===========
   Shares outstanding                                 1,140,223         865,900
                                                    ===========     ===========
   Net asset value, offering and redemption price
     per share                                           $23.13          $21.74
                                                         ======          ======
NET ASSETS REPRESENT:
   Paid-in capital                                  $25,972,613     $18,106,991
   Undistributed net investment income                   31,581              --
   Distributions in excess of net investment income          --        (132,153)
   Accumulated net realized loss from investments
     and foreign currency transactions               (1,026,038)        (99,520)
   Net unrealized appreciation of investments
     and foreign currency contracts and translations  1,397,963         947,212
                                                    -----------     -----------
NET ASSETS                                          $26,376,119     $18,822,530
                                                    ===========     ===========
* Investments at cost                               $24,277,781     $15,375,949
                                                    ===========     ===========

-------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1995
--------------------------------------------------------------------------------
                                                                     MANAGERS
                                                      MANAGERS        GLOBAL
                                                     BOND FUND       BOND FUND
                                                     ----------     ----------
INVESTMENT INCOME:
  Interest income                                    $2,021,581     $  818,336
  Dividend income                                       105,976             --
                                                     ----------     ----------
      Total investment income                         2,127,557        818,336
                                                     ----------     ----------
EXPENSES:
  Investment advisory and management fees               162,594         86,482
  Administrative fees                                    62,524         24,709
  Custodian fees                                         36,539         31,450
  Audit fees                                             28,687         31,983
  Transfer agent fees                                    22,050         13,809
  Registration fees                                      12,370         10,666
  Legal fees                                              5,811          2,606
  Trustee fees                                            2,766          1,005
  Amortization of organization expense                       --          1,792
  Miscellaneous expenses                                 15,355          4,531
                                                      ----------     ----------
      Total expenses                                    348,696        209,033
  Less: Waiver of administration fees                        --        (17,436)
                                                     ----------     ----------
      Net expenses                                      348,696        191,597
                                                     ----------     ----------
      Net investment income                           1,778,861        626,739
                                                     ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment transactions  (136,822)       231,705
  Net realized loss on foreign currency contracts
    and translations                                    (40,341)       (20,340)
  Net unrealized appreciation of investments          5,727,820      1,070,223
  Net unrealized appreciation (depreciation)
   from foreign currency contracts and translations       1,658         (8,644)
                                                     ----------     ----------
      Net realized and unrealized gain                5,552,315      1,272,944
                                                     ----------     ----------
NET INCREASE  IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $7,331,176     $1,899,683
                                                     ==========     ==========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF NET CHANGES


--------------------------------------------------------------------------------

                                                     MANAGERS                       MANAGERS
                                                     BOND FUND                  GLOBAL BOND FUND
                                           ---------------------------  -------------------------------
                                                                                        For the period
                                                                                        March 25, 1994
                                               For the       For the      For the       (commencement
                                             year ended    year ended    year ended   of operations) to
                                            December 31,  December 31,  December 31,     December 31,
                                                1995          1994          1995             1994
                                            ------------  ------------  ------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income                    $ 1,778,861    $ 2,771,565   $   626,739     $   449,114
   Net realized gain (loss) on investments
     and foreign currency transactions         (177,163)      (809,908)      211,365        (547,273)
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency transactions        5,729,478     (5,142,876)    1,061,579        (114,367)
                                            -----------    -----------   -----------     -----------
       Net increase (decrease) in net
         assets resulting from operations     7,331,176     (3,181,219)    1,899,683        (212,526)
                                            -----------    -----------   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                (1,791,715)    (2,773,309)    (603,096)        (303,946)
   In excess of net investment income                --             --      (25,339)         (67,058)
   From net realized gain on investments             --       (251,550)          --               --
                                            -----------    -----------   -----------     -----------
       Total distributions to shareholders   (1,791,715)    (3,024,859)    (628,435)        (371,004)
                                            -----------    -----------   -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares              13,247,361     20,399,202    12,839,824      21,616,121
   Net asset value of shares issued in
     connection with reinvestment of
     dividends and distributions                953,475      1,009,243       434,993         174,314
   Cost of shares repurchased               (24,124,674)   (28,479,557)   (5,243,182)    (11,687,258)
                                            -----------    -----------   -----------     -----------
       Net increase (decrease) from
          capital share transactions         (9,923,838)    (7,071,112)    8,031,635      10,103,177
                                            -----------    -----------   -----------     -----------
Total increase (decrease) in net assets      (4,384,377)   (13,277,190)    9,302,883       9,519,647
                                            -----------    -----------   -----------     -----------
NET ASSETS:
   Beginning of period                       30,760,496     44,037,686     9,519,647              --
                                            -----------    -----------   -----------     -----------
   End of period                            $26,376,119    $30,760,496   $18,822,530     $ 9,519,647
                                            ===========    ===========   ===========     ===========

End of period undistributed
   (overdistributed) net investment income      $31,581        $72,854     ($132,153)       ($67,058)
                                            ===========    ===========   ===========     ===========
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Sale of shares                               622,053        992,963     597,647         1,084,484
   Shares issued in connection with
     reinvestment of dividends and
     distributions                               44,651         50,095      20,203             8,985
   Shares repurchased                        (1,152,262)    (1,402,834)   (250,241)         (595,178)
                                            -----------    -----------    ---------      -----------
     Net increase (decrease) in shares         (485,558)      (359,776)    367,609           498,291
                                            ===========    ===========   ===========     ===========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
MANAGERS BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock oustanding throughout each year
-------------------------------------------------------------------------------
                                                Year ended December 31,
-------------------------------------------------------------------------------
                                        1995    1994     1993    1992*    1991*
-------------------------------------------------------------------------------

NET ASSET VALUE,
   BEGINNING OF YEAR                   $18.92  $22.18   $21.88  $22.60   $20.95
                                       ------  ------   ------  ------   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                 1.44    1.59     1.49    1.48     1.70
   Net realized and unrealized
     gain (loss) on investments          4.23   (3.16)    0.98    0.23     2.12
                                       ------  ------   ------  ------   ------
      Total from investment operations   5.67   (1.57)    2.47    1.71     3.82
                                       ------  ------   ------  ------   ------
LESS DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment income           (1.46)  (1.55)   (1.50)  (1.48)   (1.72)
   From net realized gain on
     investment                            --   (0.14)   (0.67)  (0.95)  (0.45)
                                       ------  ------   ------  ------   ------
      Total distributions to
        shareholders                    (1.46)  (1.69)   (2.17)  (2.43)   (2.17)
                                       ------  ------   ------  ------   ------
NET ASSET VALUE, END OF YEAR           $23.13  $18.92   $22.18  $21.88   $22.60
                                       ======  ======   ======  ======   ======
-------------------------------------------------------------------------------
Total Return                            30.91%  (7.25)%  11.56%   7.88%   19.04%
===============================================================================
Ratio of expenses to average net assets  1.34%   1.20%    1.15%   0.93%    1.02%
Ratio of net investment income to
  average net assets                     6.84%   7.28%    6.65%   6.61%    7.82%
Portfolio turnover                         46%     84%     373%    292%     182%
Net assets at end of year
  (000's omitted)                     $26,376 $30,760  $44,038 $39,117  $36,659
===============================================================================
* Audited by prior auditors.

-------------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout the period
-------------------------------------------------------------------------------


                                                                For the period
                                                 For the        March 25, 1994
                                               year ended       (commencement
                                              December 31,    of operations) to
                                                  1995         December 31,1994
-------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $19.10              $20.00
                                                 ------              ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                           0.95                0.48
   Net realized and unrealized gain (loss)
     on investments                                2.66               (0.77)
                                                 ------              ------
       Total from investment operations            3.61               (0.29)
                                                 ------              ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (0.93)              (0.50)
   In excess of net investment income             (0.04)              (0.11)
                                                 ------              ------
       Total distributions to shareholders        (0.97)              (0.61)
                                                 ------              ------
NET ASSET VALUE, END OF PERIOD                   $21.74              $19.10
                                                 ======              ======
================================================================================
Total Return(DAGGER)                              19.08%              (1.52)%(c)
================================================================================
Ratio of net expenses to average net assets        1.55%               1.73%(b)
Ratio of net investment income to average
  net assets                                       5.07%               4.19%(b)
Portfolio turnover                                  214%                266%(c)
Net assets at end of period (000's omitted)     $18,823              $9,520
================================================================================
Expense Waiver (a)
--------------
Ratio of total expenses to average net assets      1.69%               2.03%(b)
Ratio of net investment income to average
  net assets                                       4.93%               3.89%(b)
================================================================================

(a) Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the periods presented. (See
     Note 2).
(b)  Annualized.
(c)  Not annualized.
(DAGGER)The total return would have been lower had certain expenses not been reduced during the periods shown.

--------------------------------------------------------------------------------
MANAGERS BOND FUND AND MANAGERS GLOBAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------
(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Managers Funds (the "Trust") is a no-load, diversified, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Currently the Trust is comprised of 10 investment series. Included in this report are Managers Bond Fund and Managers Global Bond Fund, collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. The following is a summary of significant accounting policies followed by the
Funds:

     (A) VALUATION OF INVESTMENTS
Fixed income securities are valued based upon valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

     (B) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

     (C) INVESTMENT INCOME AND EXPENSES
Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (D) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income normally will be declared monthly for Managers Bond Fund and quarterly for Managers Global Bond Fund. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, market discount and foreign currency transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

     (E) ORGANIZATION COSTS (MANAGERS GLOBAL BOND FUND ONLY)
Organization and registration related costs of $12,577 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on March 25, 1994.

     (F) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (G) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no federal income or excise tax provision is included in the accompanying financial statements.

     (H) CAPITAL LOSS CARRYOVERS
As of December 31, 1995, the Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart.

These amounts may be used to offset realized capital gains, if any, through December 31, 2003.

                         CAPITAL LOSS
     FUND                    AMOUNT               EXPIRES
-----------------        ------------             -------
Managers--
  Bond Fund                $806,965                 2002
                            219,073                 2003
  Global Bond Fund            57,924                 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (I) CAPITAL STOCK
The Trust's Declaration of Trust authorizes each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

At December 31, 1995, certain unaffiliated shareholders, including omnibus accounts, individually held greater than 10% of the outstanding shares of the
Funds: Managers Bond Fund- one owns 13%; and Managers Global Bond Fund- two own 37%.

     (J) FOREIGN CURRENCY TRANSLATION
The books and records of each Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Managers Funds, L.P. (the "Investment Manager" provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio manager(s) for each Fund (subject to Trustee approval), allocates assets among portfolio managers, if applicable, and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is currently managed by a single portfolio manager who serves pursuant to a Portfolio Management Agreement with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund to The Managers Funds, L.P. based on each Fund's average daily net assets at the rates of 0.625% and 0.70% for Managers Bond Fund and Managers Global Bond Fund, respectively.

The Trust has adopted an Administrative and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.

Since March 1, 1995, Managers Bond Fund paid a fee to the Administrator at the annual rate of 0.25% of the Fund's average daily net assets. (Prior to March 1, 1995, this fee was at the rate of 0.20% per annum.) The Administrator voluntarily waived 0.10% of its 0.20% fee for Managers Global Bond Fund for the period October 2, 1995 through December 31, 1995. (Prior to March 1, 1995, the Administrator waived its full 0.20% fee, and between March 1, 1995 and October 2, 1995, the Administrator waived 0.15% of such fee). This waiver may be modified or terminated at any time at the sole discretion of the Administrator.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) PURCHASES AND SALES OF SECURITIES
Portfolio purchases and sales of investments, excluding short-term securities, and of U.S. government securities, for the year ended December 31, 1995, were as follows:

                             LONG-TERM SECURITIES
                        --------------------------------
FUND                    PURCHASES               SALES
-------------------    -----------           -----------
Managers--
 Bond Fund             $11,556,438           $21,123,901
 Global Bond
  Fund                  29,304,465            22,904,069

                               U.S. GOVERNMENT
                               SECURITIES ONLY
                       ---------------------------------
FUND                    PURCHASES               SALES
-------------------    -----------           -----------
Managers--
 Bond Fund             $ 1,028,750           $ 2,644,631
 Global Bond
  Fund                   3,133,462             2,271,470

(4) PORTFOLIO SECURITIES LOANED
Each of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on govern-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ment securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested in temporary money market investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) FORWARD FOREIGN CURRENCY CONTRACTS
During the year ended December 31, 1995, Managers Global Bond Fund invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange and cross currency exchange contracts for Managers Global Bond Fund at December 31, 1995 were as follows:

                          CONTRACT      CURRENT     UNREALIZED
FOREIGN CURRENCY           AMOUNT        VALUE      GAIN/LOSS
-----------------        ---------     ----------   ----------
BUY CONTRACTS
Deutsche Mark
expiring 01/30/96       $1,764,042     $1,775,716     $11,674
Japanese Yen
expiring 01/16/96          613,129        598,417     (14,712)
Deutsche Mark
expiring 01/30/96        1,653,139      1,668,120      14,981

SELL CONTRACTS
Deutsche Mark
expiring 01/16/96          300,223        294,136       6,087
Deutsche Mark
expiring 01/16/96        1,000,000      1,000,590        (590)
Deutsche Mark
expiring 01/16/96          880,000        888,429      (8,429)
Deutsche Mark
expiring 01/30/96        1,450,000      1,462,127     (12,127)
Deutsche Mark
expiring 01/30/96        2,112,840      2,137,888     (25,048)
Netherlands Guilder
expiring 01/30/96          673,560        679,201      (5,641)
                                                      -------
                                                      (33,805)
                                                      -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          CONTRACT      CURRENT     UNREALIZED
CROSS CURRENCY             AMOUNT        VALUE      GAIN/LOSS
-----------------        ---------     ----------   ----------
BUY
Deutsche Marks
in exchange for
Japanese Yen
expiring 01/30/96       $  866,008     $  883,149    $ 17,141
Deutsche Marks
in exchange for
French Francs
expiring 01/30/96          102,170        101,136      (1,036)

SELL
Deutsche Marks
in exchange for
Japanese Yen
expiring 01/16/96       1,638,834       1,633,382      (5,452)
                                                     --------
Total loss on forward foreign
  currency contracts, net                            ($23,152)
                                                     ========

(6) RISKS ASSOCIATED WITH COLLATERAL MORTGAGE OBLIGATIONS ("CMOS")
The net asset value of Managers Bond Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) OPTIONS
The Funds may write covered put and covered call options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. During the year ended December 31, 1995, Managers Global Bond Fund entered into the following options transactions as currency hedges:
                           PRINCIPAL
                           AMOUNT OF
                           CONTRACTS        PREMIUMS
                          ----------        -------
Outstanding, beginning
  of period               $       --        $    --
Options written            3,350,000         13,551
Options expired           (2,650,000)       (11,661)
Options exercised           (700,000)        (1,890)
                          ----------        -------
Outstanding,
  end of period           $       --        $    --
                          ==========        =======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

(8) CONTINGENCY
Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, and the Investment Manager, among other defendants including the Trust. A motion has been filed to dismiss the suit relating to Managers Intermediate Mortgage Fund and there has been no decision yet from the court. On November 24, 1995, the defendant's motion to dismiss the suit against Managers Short Government Fund was granted, in part and denied, in part, and the plaintiff was granted leave to file an amended complaint. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. Another non-class action lawsuit and an arbitration have been filed against certain of the defendants, among others, and Managers Short and Intermediate Bond Fund based on similar allegations. Certain individual customers, who are potentially members of the class of plaintiffs in the two class action lawsuits referred to above, have asserted that they may file similar lawsuits against certain of the defendants based on similar claims, but have not done so. Management believes that the cases are without merit and intends to defend vigorously against these actions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of The Managers Funds and the Shareholders of Managers Bond Fund and Managers Global Bond Fund:

We have audited the accompanying statements of assets and liabilities of Managers Bond Fund and Managers Global Bond Fund, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for Managers Bond Fund, and the statement of changes in net assets and financial highlights for the year ended December 31, 1995 and the period March 25, 1994 (commencement of operations) to December 31, 1994 for Managers Global Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 1991 and 1992, for Managers Bond Fund presented herein, were audited by other auditors whose report dated February 26, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Bond Fund and Managers Global Bond Fund as of December 31, 1995, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for Managers Bond Fund and the changes in net assets and financial highlights for the year ended December 31, 1995 and the period March 25, 1994 (commencement of operations) to December 31, 1994 for Managers Global Bond Fund, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 16, 1996

--------------------------------------------------------------------------------

                            THE MANAGERS FUNDS (LOGO)

                      Where Leading Money Managers Converge

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

CUSTODIAN
State Street Bank and Trust
   Company
1776 Heritage Drive A2N
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Shereff, Friedman, Hoffman &
   Goodman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data
   Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682

THE MANAGERS FUNDS

EQUITY FUNDS:
INCOME EQUITY FUND
   Scudder, Stevens & Clark, Inc.
   Spare, Kaplan, Bischel & Associates
CAPITAL APPRECIATION FUND
   Dietche & Field Advisers, Inc.
   Hudson Capital Advisers
SPECIAL EQUITY FUND
   Liberty Investment Management
   Pilgrim Baxter & Associates
   Westport Asset Management, Inc.
INTERNATIONAL EQUITY FUND
   Scudder, Stevens & Clark, Inc.
   Lazard, Freres & Co.

FIXED INCOME FUNDS:
MONEY MARKET FUND
   Morgan Guaranty Trust Company of New York
SHORT GOVERNMENT FUND
   Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE BOND FUND
   Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE FUND
   Jennison Associates Capital Corp.
BOND FUND
   Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
   Rogge Global Partners